Fees Summary	Aug. 22, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 596,190,000
Previously Paid Amount	0.00
Total Fee Amount	87,997.65
Total Offset Amount	0.00
Net Fee	$ 87,997.65